SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VIII
(Name of Registrant as Specified In Its Charter)

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® ADVISOR DIVERSIFIED INTERNATIONAL FUND
FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND
FIDELITY ADVISOR JAPAN FUND
FIDELITY ADVISOR VALUE LEADERS FUND
FUNDS OF FIDELITY ADVISOR SERIES VIII

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Value Leaders Fund (the funds), will be held at an office of Fidelity Advisor Series VIII (the trust), 245 Summer Street, 14th Floor, Boston, Massachusetts 02210 on May 16, 2007, at 10:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Diversified International Fund.

2. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Global Capital Appreciation Fund.

3. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor International Capital Appreciation Fund.

4. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Japan Fund.

5. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Leaders Fund.

The Board of Trustees has fixed the close of business on March 19, 2007 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

March 19, 2007

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND
FIDELITY GLOBAL CAPITAL APPRECIATION FUND
FIDELITY INTERNATIONAL CAPITAL APPRECIATION FUND
FIDELITY JAPAN FUND
FIDELITY VALUE LEADERS FUND

TO BE HELD ON MAY 16, 2007

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series VIII (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Value Leaders Fund (the funds) and at any adjournments thereof (the Meeting), to be held on May 16, 2007 at 10:00 a.m. ET at 245 Summer Street, 14th Floor, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
1.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Diversified International Fund.	Fidelity Advisor Diversified International Fund
2.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Global Capital Appreciation Fund.	Fidelity Advisor Global Capital Appreciation Fund
3.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor International Capital Appreciation Fund.	Fidelity Advisor International Capital Appreciation Fund
4.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Japan Fund.	Fidelity Advisor Japan Fund
5.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Leaders Fund.	Fidelity Advisor Value Leaders Fund

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about March 19, 2007. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and their classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Advisor Diversified International Fund: Class A	$	$
Fidelity Advisor Diversified International Fund: Class T	$	$
Fidelity Advisor Diversified International Fund: Class B	$	$
Fidelity Advisor Diversified International Fund: Class C	$	$
Fidelity Advisor Diversified International Fund: Institutional Class	$	$
Fidelity Advisor Global Capital Appreciation Fund: Class A	$	$
Fidelity Advisor Global Capital Appreciation Fund: Class T	$	$
Fidelity Advisor Global Capital Appreciation Fund: Class B	$	$
Fidelity Advisor Global Capital Appreciation Fund: Class C	$	$
Fidelity Advisor Global Capital Appreciation Fund: Institutional Class	$	$
Fidelity Advisor International Capital Appreciation Fund: Class A	$	$
Fidelity Advisor International Capital Appreciation Fund: Class T	$	$
Fidelity Advisor International Capital Appreciation Fund: Class B	$	$
Fidelity Advisor International Capital Appreciation Fund: Class C	$	$
Fidelity Advisor International Capital Appreciation Fund: Institutional Class	$	$
Fidelity Advisor Japan Fund: Class A	$	$
Fidelity Advisor Japan Fund: Class T	$	$
Fidelity Advisor Japan Fund: Class B	$	$
Fidelity Advisor Japan Fund: Class C	$	$
Fidelity Advisor Japan Fund: Institutional Class	$	$
Fidelity Advisor Value Leaders Fund: Class A	$	$
Fidelity Advisor Value Leaders Fund: Class T	$	$
Fidelity Advisor Value Leaders Fund: Class B	$	$
Fidelity Advisor Value Leaders Fund: Class C	$	$
Fidelity Advisor Value Leaders Fund: Institutional Class	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds, provided the expenses do not exceed each class's existing voluntary expense caps of:

	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor Diversified International Fund	1.50%	1.75%	2.25%	2.25%	1.25%
Fidelity Advisor Global Capital Appreciation Fund	1.50%	1.75%	2.25%	2.25%	1.25%
Fidelity Advisor International Capital Appreciation Fund	1.50%	1.75%	2.25%	2.25%	1.25%
Fidelity Advisor Japan Fund	1.50%	1.75%	2.25%	2.25%	1.25%
Fidelity Advisor Value Leaders Fund	1.25%	1.50%	2.00%	2.00%	1.00%

Expenses exceeding each class's voluntary expense cap will be paid by FMR.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of each fund issued and outstanding as of January 31, 2007 are indicated in the following table:

Number of Shares
Fidelity Advisor Diversified International Fund: Class A
Fidelity Advisor Diversified International Fund: Class T
Fidelity Advisor Diversified International Fund: Class B
Fidelity Advisor Diversified International Fund: Class C
Fidelity Advisor Diversified International Fund: Institutional Class
Fidelity Advisor Global Capital Appreciation Fund: Class A
Fidelity Advisor Global Capital Appreciation Fund: Class T
Fidelity Advisor Global Capital Appreciation Fund: Class B
Fidelity Advisor Global Capital Appreciation Fund: Class C
Fidelity Advisor Global Capital Appreciation Fund: Institutional Class
Fidelity Advisor International Capital Appreciation Fund: Class A
Fidelity Advisor International Capital Appreciation Fund: Class T
Fidelity Advisor International Capital Appreciation Fund: Class B
Fidelity Advisor International Capital Appreciation Fund: Class C
Fidelity Advisor International Capital Appreciation Fund: Institutional Class
Fidelity Advisor Japan Fund: Class A
Fidelity Advisor Japan Fund: Class T
Fidelity Advisor Japan Fund: Class B
Fidelity Advisor Japan Fund: Class C
Fidelity Advisor Japan Fund: Institutional Class
Fidelity Advisor Value Leaders Fund: Class A
Fidelity Advisor Value Leaders Fund: Class T
Fidelity Advisor Value Leaders Fund: Class B
Fidelity Advisor Value Leaders Fund: Class C
Fidelity Advisor Value Leaders Fund: Institutional Class

[As of January 31, 2007, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s) [and class] on January 31, 2007 was as follows:]]

[To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of [each class of] the fund[s] on that date.]

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on March 19, 2007 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-877-208-0098. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household or do not want to receive multiple copies of future proxy statements, call Fidelity at 1-877-208-0098.

For a free copy of each fund's annual report for the fiscal year ended October 31, 2006 call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 through 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

1. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. The Amended Contract adds a performance adjustment (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 1). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.45%. The total management fee for the fund's fiscal year ended October 31, 2006 (not including the Performance Adjustment discussed below) was 0.7150%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity Advisor Diversified International Fund" beginning on page __. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 1 on page __. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the Amended Contract proposal is approved, FMR intends to use the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, the fund's current benchmark index, for calculating the Performance Adjustment. The MSCI EAFE Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The MSCI EAFE Index is designed to represent the performance of developed stock markets outside the United States and Canada and excludes certain market segments unavailable to U.S. based investors. Index returns are adjusted for tax withholding rates applicable to U.S. bases mutual funds organized as Massachusetts business Trusts. FMR believes that the MSCI EAFE Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by other broadly diversified international equity funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the MSCI EAFE Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the MSCI EAFE Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the MSCI EAFE Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no performance adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.45%. Starting with the twelfth month after shareholder approval, the performance adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the MSCI EAFE Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months. The management fee rate will be increased or decreased based on the fund's performance relative to the MSCI EAFE Index.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a performance adjustment to the fund's management fee will depend on the fund's future performance relative to the MSCI EAFE Index. However, the past performance of the MSCI EAFE Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended October 31, 2006 if the fund had operated under a Performance Adjustment using the MSCI EAFE Index as a benchmark.

During the fiscal year ended October 31, 2006, the fund's Basic Fee Rate was 0.7150%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.45%. For the fiscal year ended October 31, 2006, if the fund's management fee had included a Performance Adjustment (using the MSCI EAFE Index as its benchmark), the fund's management fee would have been 0.7238%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.0088%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the MSCI EAFE Index for the past three years ended October 31, 2006.

Comparison of Management Fees. The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	87,717,002	0.7150	87,717,002	0.7150	0	0.0000
Performance Adjustment	0	0.0000	1,079,740	0.0088	1,079,740	0.0088
Total Management Fee	87,717,002	0.7150	88,796,742	0.7238	1,079,740	0.0088

FOR THE 12-MONTH PERIOD ENDED JANUARY 31, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	96,537,264	0.7148	96,537,264	0.7148	0	0.0000
Performance Adjustment	0	0.0000	(3,547,119)	(0.0263)	(3,547,119)	(0.0263)
Total Management Fee	96,537,264	0.7148	92,990,145	0.6885	(3,547,119)	(0.0263)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.72%	0.72%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.29%	0.29%
Total Fund Operating Expenses*	1.26%	1.26%

Class T

	Present Contract	Amended Contract
Management Fee	0.72%	0.72%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.26%	0.26%
Total Fund Operating Expenses*	1.48%	1.48%

Class B

	Present Contract	Amended Contract
Management Fee	0.72%	0.72%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	2.12%	2.12%

Class C

	Present Contract	Amended Contract
Management Fee	0.72%	0.72%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.30%	0.30%
Total Fund Operating Expenses*	2.02%	2.02%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.72%	0.72%
12b-1 Fee	None	None
Other Expenses	0.25%	0.25%
Total Fund Operating Expenses*	0.97%	0.97%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
JANUARY 31, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.29%	0.29%
Total Fund Operating Expenses*	1.25%	1.23%

Class T

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.26%	0.26%
Total Fund Operating Expenses*	1.47%	1.45%

Class B

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	2.11%	2.09%

Class C

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.30%	0.30%
Total Fund Operating Expenses*	2.01%	1.99%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	None	None
Other Expenses	0.25%	0.25%
Total Fund Operating Expenses*	0.96%	0.94%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended October 31, 2006	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$696	$952	$1,227	$2,010
Amended Contract	$696	$952	$1,227	$2,010
Class T:
Present Contract	$495	$802	$1,130	$2,057
Amended Contract	$495	$802	$1,130	$2,057
Class B:
Present Contract	$715	$964	$1,339	$2,129
Amended Contract	$715	$964	$1,339	$2,129
Class C:
Present Contract	$305	$634	$1,088	$2,348
Amended Contract	$305	$634	$1,088	$2,348
Institutional Class:
Present Contract	$99	$309	$536	$1,190
Amended Contract	$99	$309	$536	$1,190

12-Month Period Ended January 31, 2007	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$695	$949	$1,222	$1,999
Amended Contract	$693	$943	$1,212	$1,978
Class T:
Present Contract	$494	$799	$1,125	$2,046
Amended Contract	$492	$793	$1,114	$2,025
Class B:
Present Contract	$714	$961	$1,334	$2,119
Amended Contract	$712	$955	$1,324	$2,097
Class C:
Present Contract	$304	$630	$1,083	$2,338
Amended Contract	$302	$624	$1,073	$2,317
Institutional Class:
Present Contract	$98	$306	$531	$1,178
Amended Contract	$96	$300	$520	$1,155

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Diversified International Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.
Fidelity Advisor Diversified International Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment to the fund's management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the MSCI EAFE (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund compared favorably to the Index for all periods shown.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 0.9 basis points. As a result, the fund's hypothetical management fee would have been 0.9 basis points ($1.1 million) higher if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.
In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

2. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 2. The Amended Contract adds a performance adjustment (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 2). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.45%. The total management fee for the fund's fiscal year ended October 31, 2006 (not including the Performance Adjustment discussed below) was 0.7170%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity Advisor Global Capital Appreciation Fund" beginning on page __. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 2 on page __. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Morgan Stanley Capital International All Country (MSCI AC) World Index, the fund's current benchmark index, for calculating the Performance Adjustment. The MSCI AC World Index is a market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. Index returns are adjusted for the tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business Trusts. FMR believes that the MSCI AC World Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the MSCI AC World Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the MSCI AC World Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the MSCI AC World Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no performance adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.45%. Starting with the twelfth month after shareholder approval, the performance adjustment will take effect and the management fee will be adjusted upward or downward, depending on the Fund's performance relative to its benchmark, the MSCI AC World Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months. The management fee rate will be increased or decreased based on the fund's performance relative to the MSCI AC World Index.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a performance adjustment to the fund's management fee will depend on the fund's future performance relative to the MSCI AC World Index. However, the past performance of the MSCI AC World Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended October 31, 2006 if the fund had operated under a Performance Adjustment using the MSCI AC World Index as a benchmark.

During the fiscal year ended October 31, 2006, the fund's Basic Fee Rate was 0.7170%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.45%. For the fiscal year ended October 31, 2006, if the fund's management fee had included a Performance Adjustment (using the MSCI AC World Index as its benchmark), the fund's management fee would have been 0.6170%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.1000)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the MSCI AC World Index for the past three years ended October 31, 2006.

Comparison of Management Fees. The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	403,839	0.7170	403,839	0.7170	0	0.0000
Performance Adjustment	0	0.0000	(56,312)	(0.1000)	(56,312)	(0.1000)
Total Management Fee	403,839	0.7170	347,527	0.6170	(56,312)	(0.1000)

FOR THE 12-MONTH PERIOD ENDED JANUARY 31, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	392,533	0.7147	392,533	0.7147	0	0.0000
Performance Adjustment	0	0.0000	(83,437)	(0.1519)	(83,437)	(0.1519)
Total Management Fee	392,533	0.7147	309,096	0.5628	(83,437)	(0.1519)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.72%	0.62%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.72%	0.72%
Total Fund Operating Expenses*	1.69%	1.59%

Class T

	Present Contract	Amended Contract
Management Fee	0.72%	0.62%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.77%	0.77%
Total Fund Operating Expenses*	1.99%	1.89%

Class B

	Present Contract	Amended Contract
Management Fee	0.72%	0.62%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.80%	0.80%
Total Fund Operating Expenses*	2.52%	2.42%

Class C

	Present Contract	Amended Contract
Management Fee	0.72%	0.62%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.78%	0.78%
Total Fund Operating Expenses*	2.50%	2.40%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.72%	0.62%
12b-1 Fee	None	None
Other Expenses	0.57%	0.57%
Total Fund Operating Expenses*	1.29%	1.19%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
JANUARY 31, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.72%	0.56%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.72%	0.72%
Total Fund Operating Expenses*	1.69%	1.53%

Class T

	Present Contract	Amended Contract
Management Fee	0.72%	0.56%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.77%	0.77%
Total Fund Operating Expenses*	1.99%	1.83%

Class B

	Present Contract	Amended Contract
Management Fee	0.72%	0.56%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.80%	0.80%
Total Fund Operating Expenses*	2.52%	2.36%

Class C

	Present Contract	Amended Contract
Management Fee	0.72%	0.56%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.78%	0.78%
Total Fund Operating Expenses*	2.50%	2.34%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.72%	0.56%
12b-1 Fee	None	None
Other Expenses	0.57%	0.57%
Total Fund Operating Expenses*	1.29%	1.13%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended October 31, 2006	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$737	$1,077	$1,440	$2,458
Amended Contract	$727	$1,048	$1,391	$2,356
Class T:
Present Contract	$545	$953	$1,385	$2,586
Amended Contract	$535	$923	$1,336	$2,484
Class B:
Present Contract	$755	$1,085	$1,540	$2,557
Amended Contract	$745	$1,055	$1,491	$2,454
Class C:
Present Contract	$353	$779	$1,331	$2,836
Amended Contract	$343	$748	$1,280	$2,736
Institutional Class:
Present Contract	$131	$409	$708	$1,556
Amended Contract	$121	$378	$654	$1,443

12-Month Period Ended January 31, 2007	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$737	$1,077	$1,440	$2,458
Amended Contract	$722	$1,031	$1,361	$2,294
Class T:
Present Contract	$545	$953	$1,385	$2,586
Amended Contract	$529	$905	$1,306	$2,423
Class B:
Present Contract	$755	$1,085	$1,540	$2,557
Amended Contract	$739	$1,036	$1,460	$2,392
Class C:
Present Contract	$353	$779	$1,331	$2,836
Amended Contract	$337	$730	$1,250	$2,676
Institutional Class:
Present Contract	$131	$409	$708	$1,556
Amended Contract	$115	$359	$622	$1,375

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Global Capital Appreciation Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.
Fidelity Advisor Global Capital Appreciation Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment to the fund's management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the MSCI AC World (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the fund's previous benchmark index, the MSCI World Index, over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund compared favorably to the MSCI World Index for all periods shown.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 10 basis points. As a result, the fund's hypothetical management fee would have been 10 basis points ($0.1 million) lower if the Amended Contract had been in effect during that period. The Board noted that the fund underperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.
In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 3. The Amended Contract adds a performance adjustment (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 3). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.45%. The total management fee for the fund's fiscal year ended October 31, 2006 (not including the Performance Adjustment discussed below) was 0.7176%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity Advisor International Capital Appreciation Fund" beginning on page __. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 3 on page __. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the Amended Contract proposal is approved, FMR intends to use the Morgan Stanley Capital International All Country (MSCI AC) World ex USA Index, the fund's current benchmark index, for calculating the Performance Adjustment. The MSCI AC World ex USA Index is a market capitalization-weighted index of stocks domiciled in global developed and emerging markets, excluding the United States. The MSCI AC World ex USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States and excludes certain market segments unavailable to U.S. based investors. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business Trusts. FMR believes that the MSCI AC World ex USA Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by other broadly diversified international equity funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the MSCI AC World ex USA Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the MSCI AC World ex USA Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the MSCI AC World ex USA Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no performance adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.45%. Starting with the twelfth month after shareholder approval, the performance adjustment will take effect and the management fee will be adjusted upward or downward, depending on the Fund's performance relative to its benchmark, the MSCI AC World ex USA Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months. The management fee rate will be increased or decreased based on the fund's performance relative to the MSCI AC World ex USA Index.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class's expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a performance adjustment to the fund's management fee will depend on the fund's future performance relative to the MSCI AC World ex USA Index. However, the past performance of the MSCI AC World ex USA Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended October 31, 2006 if the fund had operated under a Performance Adjustment using the MSCI AC World ex USA Index as a benchmark.

During the fiscal year ended October 31, 2006, the fund's Basic Fee Rate was 0.7176%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.45%. For the fiscal year ended October 31, 2006, if the fund's management fee had included a Performance Adjustment (using the MSCI AC World ex USA Index as its benchmark), the fund's management fee would have been 0.4786%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.2390)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the MSCI AC World ex USA Index for the past three years ended October 31, 2006.

Comparison of Management Fees. The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	3,640,437	0.7176	3,640,437	0.7176	0	0.0000
Performance Adjustment	0	0.0000	(1,212,496)	(0.2390)	(1,212,496)	(0.2390)
Total Management Fee	3,640,437	0.7176	2,427,941	0.4786	(1,212,496)	(0.2390)

FOR THE 12-MONTH PERIOD ENDED JANUARY 31, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	3,438,745	0.7152	3,438,745	0.7152	0	0.0000
Performance Adjustment	0	0.0000	(1,231,731)	(0.2562)	(1,231,731)	(0.2562)
Total Management Fee	3,438,745	0.7152	2,207,014	0.4590	(1,231,731)	(0.2562)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.72%	0.48%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.46%	0.46%
Total Fund Operating Expenses*	1.43%	1.19%

Class T

	Present Contract	Amended Contract
Management Fee	0.72%	0.48%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.43%	0.43%
Total Fund Operating Expenses*	1.65%	1.41%

Class B

	Present Contract	Amended Contract
Management Fee	0.72%	0.48%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.54%	0.54%
Total Fund Operating Expenses*	2.26%	2.02%

Class C

	Present Contract	Amended Contract
Management Fee	0.72%	0.48%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.44%	0.44%
Total Fund Operating Expenses*	2.16%	1.92%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.72%	0.48%
12b-1 Fee	None	None
Other Expenses	0.32%	0.32%
Total Fund Operating Expenses*	1.04%	0.80%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
JANUARY 31, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.72%	0.46%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.46%	0.46%
Total Fund Operating Expenses*	1.43%	1.17%

Class T

	Present Contract	Amended Contract
Management Fee	0.72%	0.46%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.43%	0.43%
Total Fund Operating Expenses*	1.65%	1.39%

Class B

	Present Contract	Amended Contract
Management Fee	0.72%	0.46%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.54%	0.54%
Total Fund Operating Expenses*	2.26%	2.00%

Class C

	Present Contract	Amended Contract
Management Fee	0.72%	0.46%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.44%	0.44%
Total Fund Operating Expenses*	2.16%	1.90%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.72%	0.46%
12b-1 Fee	None	None
Other Expenses	0.32%	0.32%
Total Fund Operating Expenses*	1.04%	0.78%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended October 31, 2006	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$712	$1,001	$1,312	$2,190
Amended Contract	$689	$931	$1,192	$1,935
Class T:
Present Contract	$512	$852	$1,216	$2,236
Amended Contract	$489	$781	$1,094	$1,982
Class B:
Present Contract	$729	$1,006	$1,410	$2,288
Amended Contract	$705	$934	$1,288	$2,034
Class C:
Present Contract	$319	$676	$1,159	$2,493
Amended Contract	$295	$603	$1,037	$2,243
Institutional Class:
Present Contract	$106	$331	$574	$1,271
Amended Contract	$82	$255	$444	$990

12-Month Period Ended January 31, 2007	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$712	$1,001	$1,312	$2,190
Amended Contract	$687	$925	$1,182	$1,914
Class T:
Present Contract	$512	$852	$1,216	$2,236
Amended Contract	$487	$775	$1,084	$1,960
Class B:
Present Contract	$729	$1,006	$1,410	$2,236
Amended Contract	$703	$927	$1,278	$2,012
Class C:
Present Contract	$319	$676	$1,159	$2,493
Amended Contract	$293	$597	$1,026	$2,222
Institutional Class:
Present Contract	$106	$331	$574	$1,271
Amended Contract	$80	$249	$433	$966

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor International Capital Appreciation Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.
Fidelity Advisor International Capital Appreciation Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment to the fund's management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the MSCI AC World ex USA Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the one- and three-year periods, although the fund's five-year cumulative return was higher than the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 23.9 basis points. As a result, the fund's hypothetical management fee would have been 23.9 basis points ($1.2 million) lower if the Amended Contract had been in effect during that period. The Board noted that the fund underperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.
In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR JAPAN FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 4. The Amended Contract adds a performance adjustment (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 4). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The management fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.45%. The total management fee for the fund's fiscal year ended October 31, 2006 (not including the Performance Adjustment discussed below) was 0.7170%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity Advisor Japan Fund" beginning on page __. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 4 on page __. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the Amended Contract proposal is approved, FMR intends to use the Tokyo Stock Exchange Stock Price (TOPIX) Index, the fund's current benchmark index, for calculating the performance adjustment. The TOPIX Index is a market capitalization-weighted index of the largest and better established stocks traded on the Tokyo Stock Exchange. FMR believes that the TOPIX Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed Performance Adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the TOPIX Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the TOPIX Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the TOPIX Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no performance adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.45%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the Fund's performance relative to its benchmark, the TOPIX Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months. The management fee rate will be increased or decreased based on the fund's performance relative to the TOPIX Index.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a performance adjustment to the fund's management fee will depend on the fund's future performance relative to the TOPIX Index. However, the past performance of the TOPIX Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended October 31, 2006 if the fund had operated under a Performance Adjustment using the TOPIX Index as a benchmark.

During the fiscal year ended October 31, 2006, the fund's Basic Fee Rate was 0.7170%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.45%. For the fiscal year ended October 31, 2006, if the fund's management fee had included a Performance Adjustment (using the TOPIX Index as its benchmark), the fund's management fee would have been 0.7330%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.0159%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the TOPIX Index for the past three years ended October 31, 2006.

Comparison of Management Fees. The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	1,151,746	0.7170	1,151,746	0.7170	0	0.0000
Performance Adjustment	0	0.0000	25,616	0.0159	25,616	0.0159
Total Management Fee	1,151,746	0.7170	1,177,362	0.7330	25,616	0.0159

FOR THE 12-MONTH PERIOD ENDED JANUARY 31, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	1,148,110	0.7146	1,148,110	0.7146	0	0.0000
Performance Adjustment	0	0.0000	(39,692)	(0.0247)	(39,692)	(0.0247)
Total Management Fee	1,148,110	0.7146	1,108,418	0.6899	(39,692)	(0.0247)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.72%	0.73%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.55%	0.55%
Total Fund Operating Expenses*	1.52%	1.53%

Class T

	Present Contract	Amended Contract
Management Fee	0.72%	0.73%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.60%	0.60%
Total Fund Operating Expenses*	1.82%	1.83%

Class B

	Present Contract	Amended Contract
Management Fee	0.72%	0.73%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.61%	0.61%
Total Fund Operating Expenses*	2.33%	2.34%

Class C

	Present Contract	Amended Contract
Management Fee	0.72%	0.73%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.46%	0.46%
Total Fund Operating Expenses*	2.18%	2.19%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.72%	0.73%
12b-1 Fee	None	None
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	1.12%	1.13%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
JANUARY 31, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.55%	0.55%
Total Fund Operating Expenses*	1.51%	1.49%

Class T

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.60%	0.60%
Total Fund Operating Expenses*	1.81%	1.79%

Class B

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.61%	0.61%
Total Fund Operating Expenses*	2.32%	2.30%

Class C

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.46%	0.46%
Total Fund Operating Expenses*	2.17%	2.15%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.71%	0.69%
12b-1 Fee	None	None
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	1.11%	1.09%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.50%; Class T, 1.75%; Class B, 2.25%; Class C, 2.25%; and Institutional Class, 1.25%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended October 31, 2006	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$721	$1,028	$1,356	$2,283
Amended Contract	$722	$1,031	$1,361	$2,294
Class T:
Present Contract	$528	$902	$1,301	$2,412
Amended Contract	$529	$905	$1,306	$2,423
Class B:
Present Contract	$736	$1,027	$1,445	$2,369
Amended Contract	$737	$1,030	$1,450	$2,379
Class C:
Present Contract	$321	$682	$1,169	$2,513
Amended Contract	$322	$685	$1,175	$2,524
Institutional Class:
Present Contract	$114	$356	$617	$1,363
Amended Contract	$115	$359	$622	$1,375

12-Month Period Ended January 31, 2007	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$721	$1,028	$1,356	$2,283
Amended Contract	$718	$1,019	$1,341	$2,252
Class T:
Present Contract	$528	$902	$1,301	$2,412
Amended Contract	$526	$894	$1,286	$2,382
Class B:
Present Contract	$736	$1,027	$1,445	$2,369
Amended Contract	$733	$1,018	$1,430	$2,338
Class C:
Present Contract	$321	$682	$1,169	$2,513
Amended Contract	$318	$673	$1,154	$2,483
Institutional Class:
Present Contract	$114	$356	$617	$1,363
Amended Contract	$111	$347	$601	$1,329

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Japan Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.
Fidelity Advisor Japan Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment to the fund's management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the TOPIX Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund compared favorably to the Index for all periods shown.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 1.6 basis points. As a result, the fund's hypothetical management fee would have been 1.6 basis points ($0.03 million) higher if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR VALUE LEADERS FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 5. The Amended Contract adds a performance adjustment (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 5). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended October 31, 2006 (not including the Performance Adjustment discussed below) was 0.5654%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity Advisor Value Leaders Fund" beginning on page __. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 5 on page __. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the Amended Contract proposal is approved, FMR intends to use the Russell 1000 Value Index, the fund's current benchmark index, for calculating the Performance Adjustment. The Russell 1000 Value Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit value-oriented characteristics. FMR believes that the Russell 1000 Value Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the Russell 1000 Value Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the Russell 1000 Value Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Russell 1000 Value Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no performance adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the performance adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Russell 1000 Value Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months. The management fee rate will be increased or decreased based on the fund's performance relative to the Russell 1000 Value Index.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a performance adjustment to the fund's management fee will depend on the fund's future performance relative to the Russell 1000 Value Index. However, the past performance of the Russell 1000 Value Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended October 31, 2006 if the fund had operated under a Performance Adjustment using the Russell 1000 Value Index as a benchmark.

During the fiscal year ended October 31, 2006, the fund's Basic Fee Rate was 0.5654%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended October 31, 2006, if the fund's management fee had included a Performance Adjustment (using the Russell 1000 Value Index as its benchmark), the fund's management fee would have been 0.5369%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.0285)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the Russell 1000 Value Index for the past three years ended October 31, 2006.

Comparison of Management Fees. The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	265,959	0.5654	265,959	0.5654	0	0.0000
Performance Adjustment	0	0.0000	(13,410)	(0.0285)	(13,410)	(0.0285)
Total Management Fee	265,959	0.5654	252,549	0.5369	(13,410)	(0.0285)

FOR THE 12-MONTH PERIOD ENDED JANUARY 31, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	309,624	0.5661	309,624	0.5661	0	0.0000
Performance Adjustment	0	0.0000	(25,058)	(0.0458)	(25,058)	(0.0458)
Total Management Fee	309,624	0.5661	284,566	0.5203	(25,058)	(0.0458)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended October 31, 2006 or the 12-month period ended January 31, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.59%	0.59%
Total Fund Operating Expenses*	1.41%	1.38%

Class T

	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.58%	0.58%
Total Fund Operating Expenses*	1.65%	1.62%

Class B

	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.66%	0.66%
Total Fund Operating Expenses*	2.23%	2.20%

Class C

	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.65%	0.65%
Total Fund Operating Expenses*	2.22%	2.19%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	None	None
Other Expenses	0.47%	0.47%
Total Fund Operating Expenses*	1.04%	1.01%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
JANUARY 31, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A

	Present Contract	Amended Contract
Management Fee	0.57%	0.52%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.59%	0.59%
Total Fund Operating Expenses*	1.41%	1.36%

Class T

	Present Contract	Amended Contract
Management Fee	0.57%	0.52%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.58%	0.58%
Total Fund Operating Expenses*	1.65%	1.60%

Class B

	Present Contract	Amended Contract
Management Fee	0.57%	0.52%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.65%	0.65%
Total Fund Operating Expenses*	2.22%	2.17%

Class C

	Present Contract	Amended Contract
Management Fee	0.57%	0.52%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.65%	0.65%
Total Fund Operating Expenses*	2.22%	2.17%

Institutional Class

	Present Contract	Amended Contract
Management Fee	0.57%	0.52%
12b-1 Fee	None	None
Other Expenses	0.47%	0.47%
Total Fund Operating Expenses*	1.04%	0.99%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended October 31, 2006	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$710	$996	$1,302	$2,169
Amended Contract	$707	$987	$1,287	$2,137
Class T:
Present Contract	$512	$852	$1,216	$2,236
Amended Contract	$509	$843	$1,200	$2,205
Class B:
Present Contract	$726	$997	$1,395	$2,261
Amended Contract	$723	$988	$1,380	$2,229
Class C:
Present Contract	$325	$694	$1,190	$2,554
Amended Contract	$322	$685	$1,175	$2,524
Institutional Class:
Present Contract	$106	$331	$574	$1,271
Amended Contract	$103	$332	$555	$1,236

12-Month Period Ended January 31, 2007	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$710	$996	$1,302	$2,169
Amended Contract	$706	$981	$1,277	$2,1116
Class T:
Present Contract	$512	$852	$1,216	$2,236
Amended Contract	$507	$837	$1,190	$2,184
Class B:
Present Contract	$725	$997	$1,390	$2,254
Amended Contract	$720	$979	$1,364	$2,201
Class C:
Present Contract	$325	$694	$1,190	$2,554
Amended Contract	$320	$679	$1,164	$2,503
Institutional Class:
Present Contract	$106	$331	$574	$1,271
Amended Contract	$101	$315	$547	$1,213

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Value Leaders Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this flexibility if it were in the interests of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.
Fidelity Advisor Value Leaders Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment to the fund's management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the Russell 1000 Value Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-year period ended December 31, 2005, and had stated that the relative investment performance of the fund compared favorably to the Index for the period shown.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 2.9 basis points. As a result, the fund's hypothetical management fee would have been 2.9 basis points ($0.01 million) lower if the Amended Contract had been in effect during that period. The Board noted that the fund underperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.
In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Value Leaders Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 6 beginning on page __.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert L. Reynolds, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d and Mr. Reynolds are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the Trust. The following people are currently officers of the trust and officers or employees of FMR or FMR Corp.: Robert G. Byrnes, Assistant Treasurer of the Fidelity funds; John H. Costello, Assistant Treasurer of the Fidelity funds; Stuart E. Fross, Assistant Secretary of the Fidelity funds; R. Stephen Ganis, Anti-Money Laundering (AML) Officer of the Fidelity funds; Joseph B. Hollis, Chief Financial of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Peter L. Lydecker, Assistant Treasurer of the Fidelity funds; Bryan A. Mehrmann, Deputy Treasurer of the Fidelity funds; Kimberley H. Monasterio, President and Treasurer of the Fidelity funds; Mark Osterheld, Assistant Treasurer of the Fidelity funds; Kenneth A. Rathgeber, Chief Compliance Officer of the Fidelity funds and Executive Vice President of Risk Oversight for Fidelity Investments; Kenneth B. Robins, Deputy Treasurer of the Fidelity funds; Eric D. Roiter, Secretary of the Fidelity funds and Vice President, General Counsel, and Secretary of FMR; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; Salvatore Schiavone, Assistant Treasurer of the Fidelity funds; Dwight D. Churchill, Vice President of certain Equity Funds and Executive Vice President of FMR; Bruce T. Herring, Vice President of certain Equity Funds and Senior Vice President of FMR; Eric M. Wetlaufer, Vice President of certain International Equity Funds and Senior Vice President of FMR, William Bower, Portfolio Manager and Vice President of FMR, Penelope Dobkin, Portfolio Manager and Vice President of FMR, Brian Hogan, Portfolio Manager and Senior Vice President of FMR, William Kennedy, Portfolio Manager and Vice President of FMR, Harry Lange, Portfolio Manager and Vice President of FMR, and Peter Saperstone, Portfolio Manager and Vice President of FMR. [With the exception of [officer(s) who cannot acquire FMR Corp. stock],][A/a]ll of these persons hold or have options to acquire stock or other securities of FMR Corp.] The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

[During the period November 1, 2005 through January 31, 2007, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Value Leaders Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Robert L. Reynolds, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FRAC, and Fidelity Investments Money Management, Inc. (FIMM). Mr. Reynolds is a Trustee of the trust and of other funds advised by FMR and President and a Director of FMR and FIMM. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FRAC

FRAC (formerly known as Fidelity Management & Research (Far East) Inc.) is a wholly-owned subsidiary of FMR formed in 1986 to provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FRAC also provides investment research and advice on domestic issuers.

Funds with investment objectives similar to Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Value Leaders Fund for which FMR has entered into a sub-advisory agreement with FRAC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FRAC are Edward C. Johnson 3d, Chairman of the Board, and Eric Wetlaufer, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Wetlaufer is also President and a Director of FMR U.K., and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K., FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Value Leaders Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FIJ, FIIA, and FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Eric Wetlaufer, President. Mr. Wetlaufer is also President and a Director of FRAC and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Thomas Balk, Representative Executive Officer, Chris Coombe, John Ford, Executive Officer, Simon M. Haslam, David Holland, and Jonathan O'Brien. Mr. Haslam is also Director of FIIA. The principal business address of each of the Directors is Shiroyama Trust Tower, 19th Floor, 4-3-1 Toranomon Minato-ku, Tokyo, Japan, 105-6019.

The Directors of FIIA are Michael Gordon, President, Brett Goodin, Simon M. Haslam, Kathryn Matthews, Frank Mutch, Allan Pelvang, Vice President, David J. Saul, Robert Stewart, and Andrew Wells. Mr. Gordon is also President, Chief Executive Officer, and a Director of FIIA(U.K.)L. Mr. Haslam is also a Director of FIJ. Mr. Pelvang is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Michael Gordon, President and Chief Executive Officer, Andrew Steward, Ann Stock, and Richard Wane. Mr. Gordon is also President and a Director of FIIA. Ms. Stock is also Chief Compliance Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M5TA.

PRESENT MANAGEMENT CONTRACT OF FIDELITY ADVISOR DIVERSIFIED
INTERNATIONAL FUND

The fund's management contract was approved by shareholders on April 18, 2001. Such approval included modification of several aspects of the fund's management fee that FMR receives from the fund for managing the fund's investments and business affairs.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed contract described in Proposal 1.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,124 billion of group net assets - the approximate level for October 2006 - was 0.2640%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,124 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for October 31, 2006, the fund's annual management fee rate was calculated to be 0.7140%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Distribution Agreement. The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the fiscal year ended October 31, 2006 are shown in the following table.

	Sales Charge Revenue		Contingent Deferred Sales Charge (CDSC) Revenue
	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	$ 3,162,369	$ 2,158,045	$ 9,058	$ 9,058
Class T	$ 968,496	$ 403,760	$ 1,187	$ 1,187
Class B	--	--	$ 556,108	$ 556,108
Class C	--	--	$ 198,551	$ 198,551

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate), which is located at 82 Devonshire Street, Boston, Massachusetts 02109. The fund has also entered into a securities lending administration agreement with FSC.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the fund for the fiscal year ended October 31, 2006 amounted to $1,985,724.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by the fund to FSC for securities lending for the fiscal year ended October 31, 2006 amounted to $128,815.

PRESENT MANAGEMENT CONTRACT OF FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND

The fund's management contract was approved by shareholders on February 14, 2001. Such approval included modification of several aspects of the fund's management fee that FMR receives from the fund for managing the fund's investments and business affairs.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed contract described in Proposal 2.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,124 billion of group net assets - the approximate level for October 2006 - was 0.2640%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,124 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for October 31, 2006, the fund's annual management fee rate was calculated to be 0.7140%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Distribution Agreement. The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the fiscal year ended October 31, 2006 are shown in the following table.

	Sales Charge Revenue		CDSC Revenue
	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	$ 28,070	$ 10,075	$ 0	$ 0
Class T	$ 27,205	$ 5,139	$ 20	$ 20
Class B	--	--	$ 12,268	$ 12,268
Class C	--	--	$ 752	$ 752

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate), which is located at 82 Devonshire Street, Boston, Massachusetts 02109. The fund has also entered into a securities lending administration agreement with FSC.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the fund for the fiscal year ended October 31, 2006 amounted to $31,003.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by the fund to FSC for securities lending for the fiscal year ended October 31, 2006 amounted to $70.

PRESENT MANAGEMENT CONTRACT OF FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND

The fund's management contract was approved by shareholders on April 18, 2001. Such approval included modification of several aspects of the fund's management fee that FMR receives from the fund for managing the fund's investments and business affairs.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed contract described in Proposal 3.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,124 billion of group net assets - the approximate level for October 2006 - was 0.2640%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,124 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for October 31, 2006, the fund's annual management fee rate was calculated to be 0.7140%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Distribution Agreement. The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the fiscal year ended October 31, 2006 are shown in the following table.

	Sales Charge Revenue		CDSC Revenue
	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	$ 61,746	$ 21,598	$ 18	$ 18
Class T	$ 58,858	$ 13,505	$ 1,199	$ 1,199
Class B	--	--	$ 74,904	$ 74,904
Class C	--	--	$ 4,002	$ 4,002

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC) an affiliate of FMR (or an agent, including an affiliate), which is located at 82 Devonshire Street, Boston, Massachusetts 02109. The fund has also entered into a securities lending administration agreement with FSC.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the fund for fiscal year ended October 31, 2006 amounted to $276,837.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by the fund to FSC for securities lending for the fiscal year ended October 31, 2006 amounted to $4,336.

PRESENT MANAGEMENT CONTRACT OF FIDELITY ADVISOR JAPAN FUND

The fund's management contract was approved by shareholders on April 18, 2001. Such approval included modification of several aspects of the fund's management fee that FMR receives from the fund for managing the fund's investments and business affairs.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed contract described in Proposal 4.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,124 billion of group net assets - the approximate level for October 2006 - was 0.2640%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,124 billion.

The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for October 31, 2006, the fund's annual management fee rate was calculated to be 0.7140%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Distribution Agreement. The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the fiscal year ended October 31, 2006 are shown in the following table.

	Sales Charge Revenue		CDSC Revenue
	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	$ 132,307	$ 106,441	$ 1,665	$ 1,665
Class T	$ 36,921	$ 18,267	$ 2	$ 2
Class B	--	--	$ 37,904	$ 37,904
Class C	--	--	$ 48,525	$ 48,525

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC) an affiliate of FMR (or an agent, including an affiliate), which is located at 82 Devonshire Street, Boston, Massachusetts 02109. The fund has also entered into a securities lending administration agreement with FSC.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the fund for fiscal year ended October 31, 2006 amounted to $89,232.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by the fund to FSC for securities lending for the fiscal year ended October 31, 2006 amounted to $23,415.

PRESENT MANAGEMENT CONTRACT OF FIDELITY ADVISOR VALUE LEADERS FUND

The fund's management contract was approved by the Board of Trustees on April 17, 2003.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed contract described in Proposal 5.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,124 billion of group net assets - the approximate level for October 2006 - was 0.2640%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,124 billion.

The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for October 31, 2006, the fund's annual management fee rate was calculated to be 0.5640%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Distribution Agreement. The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the fiscal year ended October 31, 2006 are shown in the following table.

	Sales Charge Revenue		CDSC Revenue
	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	$ 50,558	$ 29,877	$ 0	$ 0
Class T	$ 18,703	$ 7,152	$ 374	$ 374
Class B	--	--	$ 16,472	$ 16,472
Class C	--	--	$ 2,726	$ 2,726

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC) an affiliate of FMR (or an agent, including an affiliate), which is located at 82 Devonshire Street, Boston, Massachusetts 02109. The fund has also entered into a securities lending administration agreement with FSC.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the fund for fiscal year ended October 31, 2006 amounted to $19,374.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by the fund to FSC for securities lending for the fiscal year ended October 31, 2006 amounted to $39.

SUB-ADVISORY AGREEMENTS

FMRC. On behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Japan Fund, FMR has entered into a sub-advisory agreement dated January 1, 2001 with FMRC. On behalf of Fidelity Advisor Value Leaders Fund, FMR has entered into a sub-advisory agreement dated April 17, 2003 with FMRC. Pursuant to the sub-advisory agreement, FMRC has day-to-day responsibility for choosing investments for each fund.

On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Japan Fund, the sub-advisory agreement between FMR and FMRC effective January 1, 2001.

Under the terms of the sub-advisory agreement for each fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FMRC by FMR on behalf of each fund for the fiscal year ended October 31, 2006 are shown in the following table.

Fees Paid to FMRC
Fidelity Advisor Diversified International Fund	$ 43,798,134
Fidelity Advisor Global Capital Appreciation Fund	$ 106,652
Fidelity Advisor International Capital Appreciation Fund	$ 1,816,324
Fidelity Advisor Japan Fund	$ 0
Fidelity Advisor Value Leaders Fund	$ 132,959

FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement dated July 1, 2003 with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements dated July 1, 2003 with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

On July 17, 2003, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of each fund, the master international research agreement between FMR and FIIA effective July 1, 2003, and the sub-research agreements between FIIA and FIIA (U.K.)L and FIJ effective July 1, 2003.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on each fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for each fund.

For providing investment advice and research services pursuant to the research agreements, no fees were paid to FIIA (U.K.)L and FIJ on behalf of each fund for the fiscal year ended October 31, 2006. For providing investment advice and research services pursuant to the research agreements, fees paid to FIIA on behalf of each fund for the fiscal year ended October 31, 2006 are shown in the following table.

Fees Paid to FIIA
Fidelity Advisor Diversified International Fund	$ 3,562,074
Fidelity Advisor Global Capital Appreciation Fund	$ 8,343
Fidelity Advisor International Capital Appreciation Fund	$ 131,480
Fidelity Advisor Japan Fund	$ 49,380
Fidelity Advisor Value Leaders Fund	$ 668

FMR U.K., FRAC, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FRAC. On behalf of each fund, FRAC has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to each fund (discretionary services). FRAC may also provide investment research and advice on domestic issuers pursuant to a research agreement between FMR, FMRC, FIMM, and FRAC, approved by the Board in January 2006 on behalf of each fund.

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. fees equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.
  FMR pays FRAC fees equal to 105% of FRAC's costs incurred in connection with providing investment advice and research services.
  FRAC pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FRAC.

Under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FRAC a fee equal to 50% of its monthly management fee (including any performance adjustment, if applicable) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
  FRAC pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for each fund to FRAC.

On July 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Japan Fund, amending and restating each fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ effective August 1, 2001. Each funds' research agreement between FRAC and FIJ for Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Japan Fund, dated January 1, 2000, was approved by the Board of Trustees on December 16, 1999. On July 19, 2001, the Board authorized amending and restating Fidelity Advisor Diversified International Fund's, Fidelity Advisor Global Capital Appreciation Fund's, Fidelity Advisor International Capital Appreciation Fund's, and Fidelity Advisor Japan Fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ under which FIJ may also perform investment advisory services for each fund in addition to providing investment research and advice.

On January 19, 2006, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved on behalf of each fund, a new research agreement with FRAC. The addition of this contract does not affect the fees paid by each fund.

For non-discretionary investment advice and research services, no fees were paid to FMR U.K., FRAC, and FIJ on behalf of each fund for the fiscal year ended October 31, 2006.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. on behalf of each fund for the fiscal year ended October 31, 2006.

For discretionary investment management and execution of portfolio transactions, fees paid to FRAC, FIIA, FIIA(U.K.)L, and FIJ on behalf of each fund for the fiscal year ended October 31, 2006 are shown in the following table.

For discretionary investment management and execution of portfolio transactions pursuant to the sub-advisory agreements, fees paid to FRAC, FIIA, FIIA(U.K.)L, and FIJ on behalf of each fund for the fiscal year ended October 31, 2006 are shown in the following table.

	FRAC	FIIA	FIIA(U.K.)L	Fees Paid by FIIA to FIJ	Fees Paid by FRAC to FIJ
Fidelity Advisor Diversified International Fund	$ 52,8137	$ 0	$ 0	$ 0	$ 27,324
Fidelity Advisor Global Capital Appreciation Fund	$ 0	$ 56,826	$ 52,179	$ 0	$ 0
Fidelity Advisor International Capital Appreciation Fund	$ 3,532	$ 0	$ 0	$ 0	$ 5,724
Fidelity Advisor Japan Fund	$ 0	$ 656,232	$ 0	$ 0	$ 0
Fidelity Advisor Value Leaders Fund	$ 2	$ 0	$ 0	$ 0	$ 216

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to purchase and sell portfolio securities pursuant to the sub-advisory agreement.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

The brokerage commissions paid to NFS by each fund for the fiscal year ended October 31, 2006 are listed in the following table:

Fund	Brokerage Commissions Paid to NFS:
Fidelity Diversified International Fund	$7,492
Fidelity Global Capital Appreciation Fund	$1,094
Fidelity International Capital Appreciation Fund	$278
Fidelity Japan Fund	$0
Fidelity Value Leaders Fund	$836

The approximate percentage of aggregate brokerage commissions paid to NFS by each fund for the fiscal year ended October 31, 2006 is listed in the following table:

Fund	% of Aggregate Commissions Paid to NFS:
Fidelity Diversified International Fund	0.03%
Fidelity Global Capital Appreciation Fund	0.57%
Fidelity International Capital Appreciation Fund	0.01%
Fidelity Japan Fund	0.00%
Fidelity Value Leaders Fund	1.30%

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], [year], by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Diversified International Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated May 1, 2001, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR GLOBAL CAPITAL APPRECIATION FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], [year], by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Global Capital Appreciation Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated March 1, 2001, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Morgan Stanley Capital International All Country (AC) World Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], [year], by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor International Capital Appreciation Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated May 1, 2001, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Morgan Stanley Capital International All Country (AC) World ex USA Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR JAPAN FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], [year], by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Japan Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated May 1, 2001, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the TOPIX Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR VALUE LEADERS FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT ~~made~~ AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Value Leaders Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated April 17, 2003, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Russell 1000 Value Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

[TO BE UPDATED]

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Advisor Diversified International: (c)(f)(g)
Class A	10/31/05	$ 2,039.2	0.72%
Class T	10/31/05	1,970.1	0.72
Class B	10/31/05	281.7	0.72
Class C	10/31/05	572.5	0.72
Institutional Class	10/31/05	1,781.1	0.72
Advisor Emerging Asia: (b)(e)(f)(g)
Class A	10/31/05	25.8	0.72
Class T	10/31/05	11.2	0.72
Class B	10/31/05	9.5	0.72
Class C	10/31/05	9.4	0.72
Institutional Class	10/31/05	1.4	0.72
Advisor Emerging Markets: (c)(f)(g)(h)
Class A	10/31/05	4.1	0.82
Class T	10/31/05	3.3	0.82
Class B	10/31/05	2.7	0.82
Class C	10/31/05	3.1	0.82
Institutional Class	10/31/05	1.0	0.82
Advisor Europe Capital Appreciation: (b)(c)(f)(g)
Class A	10/31/05	3.7	0.72
Class T	10/31/05	8.9	0.72
Class B	10/31/05	6.7	0.72
Class C	10/31/05	4.2	0.72
Institutional Class	10/31/05	0.5	0.72
Advisor Global Capital Appreciation: (b)(c)(f)(g)
Class A	10/31/05	9.6	0.72
Class T	10/31/05	26.7	0.72
Class B	10/31/05	6.3	0.72
Class C	10/31/05	4.9	0.72
Institutional Class	10/31/05	1.5	0.72
Advisor International Capital Appreciation: (c)(f)(g)
Class A	10/31/05	113.9	0.72
Class T	10/31/05	225.7	0.72
Class B	10/31/05	60.9	0.72
Class C	10/31/05	72.6	0.72
Institutional Class	10/31/05	216.6	0.72
Advisor International Discovery: (c)(f)(g)
Class A	10/31/05	0.9	0.74
Class T	10/31/05	0.8	0.74
Class B	10/31/05	0.4	0.74
Class C	10/31/05	1.2	0.74
Institutional Class	10/31/05	7.5	0.74
Retail Class	10/31/05	3,091.7	0.74
Advisor International Small Cap: (c)(f)(g)
Class A	10/31/05	$ 27.1	0.95%
Class T	10/31/05	32.8	0.95
Class B	10/31/05	11.0	0.95
Class C	10/31/05	19.4	0.95
Institutional Class	10/31/05	5.7	0.95
Retail Class (c)(f)(g)	10/31/05	1,854.0	0.95
Advisor International Small Cap Opportunities: (c)(f)(g)
Class A	10/31/05	2.3	0.86
Class T	10/31/05	1.6	0.86
Class B	10/31/05	1.2	0.86
Class C	10/31/05	2.2	0.86
Institutional Class	10/31/05	2.0	0.86
Retail Class	10/31/05	94.8	0.86
Advisor Japan: (b)(e)(f)(g)
Class A	10/31/05	18.4	0.72
Class T	10/31/05	13.1	0.72
Class B	10/31/05	17.7	0.72
Class C	10/31/05	23.8	0.72
Institutional Class	10/31/05	5.2	0.72
Advisor Korea: (b)(e)(f)(g)
Class A	10/31/05	13.4	0.82
Class T	10/31/05	2.3	0.82
Class B	10/31/05	3.3	0.82
Class C	10/31/05	1.8	0.82
Institutional Class	10/31/05	0.5	0.82
Advisor Latin America: (b)(c)(f)(g)
Class A	10/31/05	5.7	0.72
Class T	10/31/05	5.5	0.72
Class B	10/31/05	5.9	0.72
Class C	10/31/05	4.6	0.72
Institutional Class	10/31/05	4.9	0.72
Advisor Overseas: (c)(f)(g)
Class A	10/31/05	121.3	0.51
Class T	10/31/05	796.6	0.51
Class B	10/31/05	53.3	0.51
Class C	10/31/05	39.3	0.51
Institutional Class	10/31/05	250.4	0.51
Advisor Tax Managed Stock: (b)(c)(d)
Class A	10/31/05	2.2	0.57
Class T	10/31/05	4.4	0.57
Class B	10/31/05	3.0	0.57
Class C	10/31/05	3.6	0.57
Institutional Class		0.3	0.57
Advisor Value: (c)(d)
Class A	10/31/05	8.0	0.57
Class T	10/31/05	14.7	0.57
Class B	10/31/05	8.6	0.57
Class C	10/31/05	5.0	0.57
Institutional Class	10/31/05	1.3	0.57
Advisor Value Leaders: (b)(c)(d)
Class A	10/31/05	$ 5.7	0.57%
Class T	10/31/05	19.0	0.57
Class B	10/31/05	3.8	0.57
Class C	10/31/05	3.1	0.57
Institutional Class	10/31/05	1.6	0.57
Aggressive International (c)(f)(g)	10/31/05	700.8	0.59
Canada (c)(f)	10/31/05	1,025.7	0.73
Capital Appreciation (c)(d)	10/31/05	6,543.2	0.69
China Region (e)(f)(g)	10/31/05	359.6	0.72
Disciplined Equity (c)(d)	10/31/05	5,325.2	0.63
Diversified International (c)(f)(g)	10/31/05	25,738.0	0.82
Emerging Markets (c)(f)(g)	10/31/05	986.4	0.72
Europe (e)(f)	10/31/05	2,401.1	0.80
Europe Capital Appreciation (c)(f)	10/31/05	474.8	0.60
Focused Stock (c)(d)	10/31/05	71.4	0.54(a)
Global Balanced (c)(f)(g)	10/31/05	176.6	0.72
Japan (e)(f)(g)	10/31/05	755.5	0.69
Japan Smaller Companies (e)(f)(g)	10/31/05	1,271.1	0.72
Latin America (c)(f)	10/31/05	760.1	0.72
Nordic (e)(f)	10/31/05	165.5	0.72
Overseas (c)(f)(g)	10/31/05	4,642.7	0.58
Pacific Basin (c)(g)	10/31/05	529.1	0.68
Small Cap Independence (c)(d)	10/31/05	1,215.3	0.47
Southeast Asia (e)(f)(g)	10/31/05	626.2	0.75
Stock Selector (c)(d)	10/31/05	784.1	0.58
Tax Managed Stock (c)(d)	10/31/05	53.5	0.57
Value (c)(d)	10/31/05	11,382.8	0.52
Worldwide (c)(f)(g)		1,159.1	0.73
Advisor Aggressive Growth: (b)(c)(d)
Class A	11/30/05	6.7	0.62
Class T	11/30/05	15.6	0.62
Class B	11/30/05	9.2	0.62
Class C	11/30/05	8.1	0.62
Institutional Class	11/30/05	0.6	0.62
Advisor Dividend Growth: (c)(d)
Class A	11/30/05	470.2	0.57
Class T	11/30/05	2,495.2	0.57
Class B	11/30/05	495.0	0.57
Class C	11/30/05	438.8	0.57
Institutional Class	11/30/05	876.2	0.57
Advisor Dynamic Capital Appreciation: (c)(d)
Class A	11/30/05	33.8	0.57
Class T	11/30/05	122.9	0.57
Class B	11/30/05	57.1	0.57
Class C	11/30/05	35.4	0.57
Institutional Class	11/30/05	1.6	0.57
Advisor Equity Growth: (c)(d)
Class A	11/30/05	1,209.9	0.57
Class T	11/30/05	4,327.5	0.57
Class B	11/30/05	870.3	0.57
Class C	11/30/05	405.0	0.57
Institutional Class	11/30/05	1,790.3	0.57
Advisor Equity Value: (b)(c)(d)
Class A	11/30/05	$ 17.3	0.57%
Class T	11/30/05	47.6	0.57
Class B	11/30/05	21.9	0.57
Class C	11/30/05	16.4	0.57
Institutional Class	11/30/05	5.9	0.57
Advisor Fifty: (b)(c)(d)
Class A	11/30/05	18.7	0.57
Class T	11/30/05	24.3	0.57
Class B	11/30/05	19.0	0.57
Class C	11/30/05	11.4	0.57
Institutional Class	11/30/05	1.2	0.57
Advisor Growth Opportunities: (c)(d)
Class A	11/30/05	307.2	0.46
Class T	11/30/05	3,329.7	0.46
Class B	11/30/05	345.7	0.46
Class C	11/30/05	100.1	0.46
Institutional Class	11/30/05	210.8	0.46
Advisor Large Cap: (c)(d)
Class A	11/30/05	62.5	0.57
Class T	11/30/05	272.5	0.57
Class B	11/30/05	78.2	0.57
Class C	11/30/05	38.7	0.57
Institutional Class	11/30/05	345.5	0.57
Advisor Leveraged Company Stock: (b)(c)(d)
Class A	11/30/05	172.2	0.62
Class T	11/30/05	108.9	0.62
Class B	11/30/05	62.6	0.62
Class C	11/30/05	102.7	0.62
Institutional Class	11/30/05	40.2	0.62
Advisor Mid Cap: (c)(d)
Class A	11/30/05	1,495.7	0.57
Class T	11/30/05	4,296.3	0.57
Class B	11/30/05	904.3	0.57
Class C	11/30/05	602.8	0.57
Institutional Class	11/30/05	652.0	0.57
Advisor Small Cap: (c)(d)
Class A	11/30/05	503.3	0.72
Class T	11/30/05	1,361.0	0.72
Class B	11/30/05	332.7	0.72
Class C	11/30/05	302.6	0.72
Institutional Class	11/30/05	315.4	0.72
Advisor Strategic Growth: (b)(c)(d)
Class A	11/30/05	4.9	0.57
Class T	11/30/05	9.7	0.57
Class B	11/30/05	5.3	0.57
Class C	11/30/05	2.6	0.57
Institutional Class	11/30/05	0.2	0.57
Advisor Value Strategies: (c)(d)
Class A	11/30/05	$ 305.8	0.57%
Class T	11/30/05	1,020.9	0.57
Class B	11/30/05	271.1	0.57
Initial Class	11/30/05	185.1	0.57
Class C	11/30/05	121.3	0.57
Institutional Class	11/30/05	121.4	0.57
Aggressive Growth (c)(d)	11/30/05	4,503.0	0.42
Growth Company (c)(d)	11/30/05	24,541.3	0.72
Independence (c)(d)	11/30/05	4,489.6	0.55
New Millennium (c)(d)	11/30/05	3,318.7	0.63
Advisor Mid Cap II: (c)(d)
Class A	12/31/05	102.1	0.57
Class T	12/31/05	180.7	0.57
Class B	12/31/05	35.4	0.57
Class C	12/31/05	58.0	0.57
Institutional Class	12/31/05	69.6	0.57
Advisor New Insights: (c)(d)
Class A	12/31/05	495.9	0.57
Class T	12/31/05	749.9	0.57
Class B	12/31/05	201.1	0.57
Class C	12/31/05	528.7	0.57
Institutional Class	12/31/05	234.9	0.57
Congress Street (e)	12/31/05	67.4	0.42(a)
Contrafund (c)(d)	12/31/05	50,776.4	0.71
Exchange (e)	12/31/05	233.7	0.42(a)
Trend (c)(d)	12/31/05	858.2	0.60
VIP I Growth: (e)
Initial Class	12/31/05	6,999.6	0.57
Service Class	12/31/05	1,151.4	0.57
Service Class 2	12/31/05	808.9	0.57
Service Class 2R	12/31/05	3.6	0.57
Investor Class	12/31/05	8.9	0.57
VIP I Overseas: (c)(f)(g)
Initial Class	12/31/05	1,424.1	0.72
Initial Class R	12/31/05	149.8	0.72
Service Class	12/31/05	304.9	0.72
Service Class R	12/31/05	94.0	0.72
Service Class 2	12/31/05	35.8	0.72
Service Class 2R	12/31/05	393.2	0.72
Investor Class R	12/31/05	8.5	0.72
VIP I Value: (b)(c)(d)
Initial Class	12/31/05	6.9	0.57
Service Class	12/31/05	1.2	0.57
Service Class 2	12/31/05	4.5	0.57
Investor Class	12/31/05	3.7	0.57
VIP II Contrafund: (c)(d)
Initial Class	12/31/05	9,848.9	0.57
Service Class	12/31/05	2,213.8	0.57
Service Class 2	12/31/05	2,244.2	0.57
Service Class 2R	12/31/05	11.7	0.57
Investor Class	12/31/05	27.5	0.57
VIP II Disciplined Small Cap:
Initial Class	12/31/05	$ 1.3	0.72%
Service Class	12/31/05	1.3	0.72
Service Class 2	12/31/05	1.3	0.72
Investor Class	12/31/05	1.3	0.72
VIP II Index 500:
Initial Class	12/31/05	2,659.5	0.12
Service Class	12/31/05	24.5	0.12
Service Class 2	12/31/05	130.2	0.12
VIP III Aggressive Growth: (b)(c)(d)
Initial Class	12/31/05	3.1	0.62
Service Class	12/31/05	1.1	0.62
Service Class 2	12/31/05	9.5	0.62
Investor Class	12/31/05	0.4	0.62
VIP III Dynamic Capital Appreciation: (b)(c)(d)
Initial Class	12/31/05	26.0	0.57
Service Class	12/31/05	0.7	0.57
Service Class 2	12/31/05	13.2	0.57
Investor Class	12/31/05	2.1	0.57
VIP III Growth Opportunities: (c)(d)
Initial Class	12/31/05	421.4	0.57
Service Class	12/31/05	196.2	0.57
Service Class 2	12/31/05	57.0	0.57
Investor Class	12/31/05	1.7	0.57
VIP III Mid Cap: (c)(d)
Initial Class	12/31/05	1,099.3	0.57
Service Class	12/31/05	879.1	0.57
Service Class 2	12/31/05	2,755.4	0.57
Investor Class	12/31/05	16.1	0.57
VIP III Value Strategies: (b)(c)(d)
Initial Class	12/31/05	183.2	0.57
Service Class	12/31/05	78.0	0.57
Service Class 2	12/31/05	191.3	0.57
Investor Class	12/31/05	2.7	0.57
VIP IV Consumer Discretionary: (c)(d)
Initial Class	12/31/05	10.8	0.57
Investor Class	12/31/05	0.2	0.57
VIP IV Energy: (c)(d)
Initial Class	12/31/05	244.1	0.57
Service Class 2	12/31/05	8.4	0.57
Investor Class	12/31/05	4.9	0.57
VIP IV Financial Services: (c)(d)
Initial Class	12/31/05	33.3	0.57
Investor Class	12/31/05	0.7	0.57
VIP IV Growth Stock: (b)
Initial Class	12/31/05	10.6	0.57
Service Class	12/31/05	1.9	0.57
Service Class 2	12/31/05	2.6	0.57
Investor Class	12/31/05	0.8	0.57
VIP IV Health Care: (c)(d)
Initial Class	12/31/05	91.4	0.57
Investor Class	12/31/05	2.2	0.57
VIP IV Industrials: (c)(d)
Initial Class	12/31/05	$ 58.2	0.57%
Investor Class	12/31/05	0.8	0.57
VIP IV International Capital Appreciation:
Initial Class	12/31/05	3.1	0.72
Initial Class R	12/31/05	0.3	0.72
Service Class	12/31/05	0.3	0.72
Service Class R	12/31/05	0.3	0.72
Service Class 2R	12/31/05	0.4	0.72
Service Class 2	12/31/05	0.4	0.72
Investor Class R	12/31/05	3.0	0.72
VIP IV Real Estate: (b)
Initial Class	12/31/05	150.5	0.57
Service Class	12/31/05	2.9	0.57
Service Class 2	12/31/05	2.9	0.57
Investor Class	12/31/05	2.2	0.57
VIP IV Technology: (c)(d)
Initial Class	12/31/05	80.5	0.57
Investor Class	12/31/05	1.9	0.57
VIP IV Utilities: (c)(d)
Initial Class	12/31/05	37.8	0.57
Investor Class	12/31/05	0.4	0.57
VIP IV Value Leaders: (b)(c)(d)
Initial Class	12/31/05	14.9	0.57
Service Class	12/31/05	2.0	0.57
Service Class 2	12/31/05	2.7	0.57
Investor Class	12/31/05	1.3	0.57
Large Cap Growth (c)(d)	1/31/06	93.4	0.52(a)
Large Cap Value (c)(d)	1/31/06	334.6	0.57
Mid Cap Growth (c)(d)	1/31/06	144.5	0.52(a)
Mid Cap Value (c)(d)	1/31/06	225.2	0.50
Utilities	1/31/06	1,015.7	0.60
Select Portfolios: (c)(d)
Air Transportation	2/28/06	47.5	0.57
Automotive	2/28/06	18.0	0.23(a)
Banking	2/28/06	408.6	0.57
Biotechnology	2/28/06	1,632.0	0.57
Brokerage and Investment Management	2/28/06	649.5	0.58
Chemicals	2/28/06	179.1	0.57
Communications Equipment	2/28/06	463.7	0.57
Computers	2/28/06	580.9	0.57
Construction and Housing	2/28/06	268.8	0.57
Consumer Discretionary	2/28/06	42.8	0.57
Consumer Staples	2/28/06	129.7	0.57
Defense and Aerospace	2/28/06	766.2	0.57
Electronics	2/28/06	2,691.6	0.57
Energy	2/28/06	1,952.2	0.57
Energy Service	2/28/06	1,234.4	0.57
Environmental	2/28/06	21.4	0.42(a)
Financial Services	2/28/06	464.0	0.57
Gold	2/28/06	816.0	0.58
Health Care	2/28/06	2,199.7	0.57
Home Finance	2/28/06	333.0	0.57
Select Portfolios: - continued.
Industrial Equipment	2/28/06	$ 46.8	0.57%
Industrials	2/28/06	64.1	0.57
Insurance	2/28/06	188.7	0.57
IT Services	2/28/06	35.5	0.57
Leisure	2/28/06	201.7	0.57
Materials	2/28/06	134.9	0.57
Medical Delivery	2/28/06	1,282.6	0.57
Medical Equipment and Systems	2/28/06	1,130.3	0.57
Multimedia	2/28/06	91.6	0.57
Natural Gas	2/28/06	1,412.4	0.57
Natural Resources	2/28/06	537.0	0.58
Networking and Infrastructure	2/28/06	101.5	0.57
Paper and Forest Products	2/28/06	28.5	0.52(a)
Pharmaceuticals	2/28/06	113.3	0.57
Retailing	2/28/06	84.2	0.57
Software and Computer Services	2/28/06	628.8	0.57
Technology	2/28/06	1,878.7	0.57
Telecommunications	2/28/06	347.0	0.57
Transportation	2/28/06	77.1	0.57
Utilities Growth	2/28/06	322.7	0.57
Wireless	2/28/06	418.4	0.57
Magellan® (c)(d)	3/31/06	52,988.5	0.39
Large Cap Stock (c)(d)	4/30/06	665.9	0.40
Mid-Cap Stock (c)(d)	4/30/06	9,799.8	0.45
Small Cap Retirement (c)(d)	4/30/06	193.0	0.60
Small Cap Stock (c)(d)	4/30/06	4,366.5	0.69(a)
Discovery (c)(d)	6/30/06	438.0	0.31
Fidelity Fifty® (c)(d)	6/30/06	984.5	0.47
Advisor Biotechnology: (b)(c)(d)
Class A	7/31/06	12.2	0.57
Class T	7/31/06	14.4	0.57
Class B	7/31/06	16.8	0.57
Class C	7/31/06	13.8	0.57
Institutional Class	7/31/06	1.2	0.57
Advisor Consumer Discretionary: (b)(c)(d)
Class A	7/31/06	18.6	0.57
Class T	7/31/06	15.3	0.57
Class B	7/31/06	16.5	0.57
Class C	7/31/06	7.6	0.57
Institutional Class	7/31/06	1.3	0.57
Advisor Communications Equipment: (b)(c)(d)
Class A	7/31/06	3.0	0.57
Class T	7/31/06	3.1	0.57
Class B	7/31/06	3.0	0.57
Class C	7/31/06	2.9	0.57
Institutional Class	7/31/06	0.4	0.57
Advisor Electronics: (b)(c)(d)
Class A	7/31/06	10.2	0.57
Class T	7/31/06	11.1	0.57
Class B	7/31/06	8.0	0.57
Class C	7/31/06	9.1	0.57
Institutional Class	7/31/06	0.9	0.57
Advisor Energy: (c)(d)
Class A	7/31/06	$ 147.4	0.57%
Class T	7/31/06	330.0	0.57
Class B	7/31/06	122.0	0.57
Class C	7/31/06	99.7	0.57
Institutional Class	7/31/06	15.2	0.57
Advisor Financial Services: (c)(d)
Class A	7/31/06	76.2	0.57
Class T	7/31/06	120.9	0.57
Class B	7/31/06	131.6	0.57
Class C	7/31/06	67.7	0.57
Institutional Class	7/31/06	12.3	0.57
Advisor Health Care: (c)(d)
Class A	7/31/06	169.0	0.57
Class T	7/31/06	236.4	0.57
Class B	7/31/06	230.8	0.57
Class C	7/31/06	127.0	0.57
Institutional Class	7/31/06	20.2	0.57
Advisor Industrials: (b)(c)(d)
Class A	7/31/06	62.8	0.57
Class T	7/31/06	47.5	0.57
Class B	7/31/06	34.8	0.57
Class C	7/31/06	28.3	0.57
Institutional Class	7/31/06	9.0	0.57
Advisor Real Estate: (c)(d)
Class A	7/31/06	64.7	0.57
Class T	7/31/06	75.1	0.57
Class B	7/31/06	25.8	0.57
Class C	7/31/06	30.0	0.57
Institutional Class	7/31/06	4.4	0.57
Advisor Small Cap Growth: (c)(d)
Class A	7/31/06	11.4	0.81
Class T	7/31/06	12.1	0.81
Class B	7/31/06	3.8	0.81
Class C	7/31/06	12.6	0.81
Institutional Class	7/31/06	7.8	0.81
Retail Class	7/31/06	334.9	0.81
Advisor Small Cap Value: (c)(d)
Class A	7/31/06	24.5	0.81
Class T	7/31/06	28.3	0.81
Class B	7/31/06	7.7	0.81
Class C	7/31/06	20.7	0.81
Institutional Class	7/31/06	7.3	0.81
Retail Class	7/31/06	816.3	0.81
Advisor Technology: (c)(d)
Class A	7/31/06	171.9	0.57
Class T	7/31/06	312.5	0.57
Class B	7/31/06	278.7	0.57
Class C	7/31/06	103.8	0.57
Institutional Class	7/31/06	12.6	0.57
Advisor Telecommunications & Utilities Growth: (c)(d)
Class A	7/31/06	$ 31.8	0.57%
Class T	7/31/06	51.9	0.57
Class B	7/31/06	73.3	0.57
Class C	7/31/06	32.2	0.57
Institutional Class	7/31/06	2.0	0.57
Blue Chip Growth (c)(d)	7/31/06	21,596.2	0.37
Blue Chip Value (c)(d)(g)	7/31/06	232.5	0.55
Dividend Growth (c)(d)	7/31/06	16,345.0	0.36
International Real Estate (c)(d)	7/31/06	280.9	0.72
Leveraged Company Stock (c)(d)	7/31/06	3,753.5	0.62
Low-Priced Stock (c)(d)	7/31/06	37,207.7	0.67
OTC Portfolio(c)(d)	7/31/06	8,046.3	0.55
Real Estate Income (c)(d)	7/31/06	588.2	0.57
Real Estate Investment (c)(d)	7/31/06	6,156.0	0.57
Value Discovery (c)(d)	7/31/06	388.3	0.62
Export and Multinational (c)(d)	8/31/06	4,302.8	0.57
Advisor Diversified Stock Fund: (c)(d)
Class O	9/30/06	3,014.6	0.44
Class A	9/30/06	103.8	0.44
Class T	9/30/06	4.5	0.44
Class B	9/30/06	0.4	0.44
Class C	9/30/06	1.0	0.44
Institutional Class	9/30/06	332.5	0.44
Destiny II: (c)(d)
Class O	9/30/06	4,973.9	0.57
Class A	9/30/06	333.3	0.57
Class T	9/30/06	0.2	0.57
Class B	9/30/06	0.2	0.57
Class C	9/30/06	0.1	0.57
Institutional Class	9/30/06	0.1	0.57

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FRAC and FMR U.K. on behalf of the fund. FRAC has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FRAC, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FRAC has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

Fidelity is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.750870.103	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	AS-pxs-0307

Form of Proxy Card: Fidelity Advisor Diversified International Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund, and Fidelity Advisor Value Leaders Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and [Name of Proxy Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, 14th Floor, Boston, MA 02210, on May 16, 2007 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Advisor Series VII-5/2007-LP

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
1.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Diversified International Fund.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	AS-PXS-0307-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
2.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Global Capital Appreciation Fund.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	AS-PXS-0307-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
3.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor International Capital Appreciation Fund.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	AS-PXS-0307-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
4.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Japan Fund.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	AS-PXS-0307-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)
Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
5.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Leaders Fund.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	AS-PXS-0307-LP	(down arrow)

February 9, 2007

Dear Valued Client:

Please be advised that the Board of Trustees has authorized a proposal to add performance fees to 19 Fidelity Advisor equity funds, subject to shareholder approval. The proposed performance fees are adjustments to management fees, based on a fund's performance relative to its benchmark.

Fidelity's Performance Fee Structure

Fidelity's standard performance fee adjustment range is between +20 and -20 basis points, using a rolling 36-month performance period. If approved, the performance of the funds' Institutional share class will be used to determine the performance fee adjustments.*

Key Upcoming Dates

On February 9, 2007, a preliminary proxy statement is scheduled to be filed with the U.S. Securities and Exchange Commission, which will detail a proposal to add performance fees to the five Fidelity Advisor equity funds listed in the matrix below.

Shareholder meeting dates for each of the affected funds are shown below. Please note that the meeting dates are subject to change.

Fidelity Advisor Fund	Initial SEC Filing	Proxy Mailed to Shareholders	Shareholder Meeting (assuming quorum)
(5) FA Diversified International, FA Global Capital Appreciation, FA International Capital Appreciation, FA Japan, and FA Value Leaders	2/9/2007	3/19/2007	5/16/2007
(4) FA Aggressive Growth, FA Mid Cap II, FA New Insights, and FA Value	Early March 2007	4/23/2007	6/20/2007

(10) FA Dividend Growth, FA Dynamic Capital Appreciation, FA Equity Growth, FA Equity Value, FA Large Cap, FA Mid Cap, FA Small Cap, FA Strategic Growth, FA Value Strategies, and FA Capital Development (previously known as FA Destiny II).

	Early April 2007	5/21/2007	7/18/2007

*Advisor Value Strategies will base its performance fee adjustment on its retail class.

Shareholder Voting and Results

On behalf of the funds, Fidelity has hired D.F. King & Co., Inc. to solicit votes by telephone from those shareholders who have not cast their ballot. As a result, your clients may receive a telephone call from a D.F. King & Co. representative who will ask them to verify the last four digits of their Social Security Number or Tax Identification Number in order to cast a vote.

Please visit advisor.fidelity.com to view the proxy statements and Q&A, which will be posted as of each proxy mailing date. Results of each meeting will be added to advisor.fidelity.com after the meeting dates.

If you have any questions, please contact your Fidelity representative at 800-332-2008, Monday through Friday, between 8:30 a.m. and 6:00 p.m. Eastern time.

Sincerely,

/s/ Craig W. Huntley	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/ Bill Loehning
Craig W. Huntley		Bill Loehning
Executive Vice President		Executive Vice President
Advisor Distribution Group		Institutional Distribution Group

Please read the proxy statements when they become available because they contain important information. The preliminary and definitive proxy statements can be accessed free of charge on www.sec.gov. Before investing, have your clients consider the funds' investment objectives, risks, charges and expenses. Contact Fidelity for a prospectus containing this information. Read it carefully.

455225.1.0

February 9, 2007

Dear Investment Professional:

Please be advised that our Board of Trustees authorized a proposal to add performance fees to 19 Fidelity Advisor equity funds, subject to shareholder approval. The proposed performance fees are adjustments to management fees, and are based on a fund's performance relative to its benchmark.

Fidelity's Performance Fee Structure

Fidelity's standard performance fee adjustment range is between +20 and -20 basis points, using a rolling 36-month performance period. If approved, the performance of the funds' Institutional share class will be used to determine the performance fee adjustment.*

Key Upcoming Dates

On February 9, 2007, the first preliminary proxy statement was filed with the U.S. Securities and Exchange Commission detailing a proposal to add performance fees to the first five of the affected Fidelity Advisor equity funds.

The scheduled shareholder meetings for each set of funds are detailed in the table below. Please note that dates are subject to change.

Fidelity Advisor Funds	Initial SEC Filing	Proxy Mailed to Shareholders	Shareholder Meeting (assuming quorum)
(5) Diversified International, Global Capital Appreciation, International Capital Appreciation, Japan, and Value Leaders	2/9/2007	3/19/2007	5/16/2007
(4) Aggressive Growth, Mid Cap II, New Insights, and Value	Early March 2007	4/23/2007	6/20/2007
(10) Dividend Growth, Dynamic Capital Appreciation, Equity Growth, Equity Value, Large Cap, Mid Cap, Small Cap, Strategic Growth, Value Strategies, and Capital Development	Early April 2007	5/21/2007	7/18/2007

*Advisor Value Strategies will base its performance fee adjustment on its retail class.

Currently, there are no plans to add performance fees to other Fidelity Advisor Funds.

Shareholder Voting and Results

On behalf of the funds, Fidelity has hired D.F. King & Co., Inc. to solicit votes by telephone from those shareholders who have not cast their ballot. As a result, your clients may receive a telephone call from a D.F. King & Co. representative who will ask them to verify the last four digits of their Social Security Number or Tax Identification Number in order to cast a vote.

Please visit advisor.fidelity.com to view the proxy statements and the Q&A, which will be posted as of each proxy mailing date. Results of each meeting will be added to advisor.fidelity.com after the meeting dates. If you have any questions, please contact your Fidelity representative at the appropriate phone number listed below.

Advisors	800-544-9999
Trust Institutions	800-533-8827
Institutional Insurance	800-522-7297

Sincerely,

/s/ Craig W. Huntley	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/ Bill Loehning
Craig W. Huntley		Bill Loehning
Executive Vice President		Executive Vice President
Advisor Distribution Group		Institutional Distribution Group

Please read the proxy statements when they become available because they contain important information. The preliminary and definitive proxy statements can be accessed free of charge on www.sec.gov. Before investing, have your client consider the funds' investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus containing this information. Have your client read it carefully.

454437.1.0	1.843630.100